Exhibit 4.01-5
                                                                       to
                                                                Credit Agreement

                  Exhibit 10.173 - Company Guarantee Agreement
                                 CONFORMED COPY

                                    [FORM OF]

                              REVOLVING CREDIT NOTE


$15,000,000                                                   New York, New York
                                                             _____________, 1998

      FOR VALUE RECEIVED, the undersigned, KINRO, INC., an Ohio corporation, SHOALS SUPPLY, INC., a Delaware corporation, and LIPPERT COMPONENTS, INC., a Delaware corporation (the "Borrowers"), hereby jointly and severally, unconditionally promise to pay to the order of ________________________ (the "Lender"), at the office of The Chase Manhattan Bank (the "Administrative Agent") at One Chase Manhattan Tower, New York, New York 10081 on the Maturity Date in lawful money of the United States of America and in immediately available funds, the principal amount of (a) ________________ DOLLARS ($____________), or, if less, (b) the aggregate unpaid principal amount of all Loans made by the Lender pursuant to the Credit Agreement (referred to below). The Borrowers further agree, jointly and severally, to pay interest on the unpaid principal amount outstanding hereunder from time to time from the date hereof in like money at such office at the rates and on the dates specified in the Credit Agreement.

      The holder of this Note is authorized to record on the schedule annexed hereto or on a continuation thereof the date, Type and amount of each Loan made pursuant to the Credit Agreement, each continuation thereof, each conversion of all or a portion thereof to another Type, the date and amount of each payment or repayment of principal thereof and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto; provided, however, that the failure to make any such recordation shall not affect the obligations of the Borrowers in respect of such Loans.

      This Note is one of the Revolving Credit Notes referred to in the Credit Agreement dated as of January __, 1998 (the "Credit Agreement"), among the Borrowers, the Lenders party thereto and The Chase Manhattan Bank as Administrative Agent, is secured as provided therein and in the Security Documents, is entitled to the benefits of the Guarantee Agreements as provided in the Credit Agreement and the Guarantee Agreement, and is subject to optional and mandatory prepayment as set forth in the Credit Agreement.

      Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

      All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

      Terms defined in the Credit Agreement are used herein with their defined meanings unless otherwise defined herein. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.


                                          KINRO, INC.


                                          By:___________________________________
                                             Name:
                                             Title:


                                          SHOALS SUPPLY, INC.


                                          By:___________________________________
                                             Name:
                                             Title:


                                          LIPPERT COMPONENTS, INC.


                                          By:___________________________________
                                             Name:
                                             Title:

                                                                      SCHEDULE 1
                                                        TO REVOLVING CREDIT NOTE


                  LOANS, CONVERSIONS AND PAYMENTS OF ABR LOANS

========================================================================================================
                                              Amount of          Amount of        Unpaid
                                              ABR Loans      Eurodollars Loans   Principal
           Amount of        Amount of        Converted to       Converted to     Balance of   Notation
  Date     ABR Loans    Principal Repaid   Eurodollar Loans      ABR Loans        ABR Loans    Made By
--------------------------------------------------------------------------------------------------------

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========================================================================================================

                                                                      SCHEDULE 2
                                                        TO REVOLVING CREDIT NOTE


               LOANS, CONVERSIONS AND PAYMENTS OF EURODOLLAR LOANS

========================================================================================================
                                        Amount of         Amount of            Unpaid
           Amount of    Amount of   Eurodollar Loans      ABR Loans          Principal
          Eurodollar    Principal     Converted to       Converted to        Balance of       Notation
  Date      Loans        Repaid        ABR Loans       Eurodollar Loans    Eurodollar Loans    Made By
--------------------------------------------------------------------------------------------------------

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========================================================================================================